Exhibit 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.     Patrick J. Mitchell is the Chairman of the Board and Chief Executive Officer of Ascent Assurance, Inc. (the “Company”).

2.     Cynthia B. Koenig is the Senior Vice President and Chief Financial Officer of the Company.

3.     To the best of our knowledge:

(A)

The Company’s Form 10-K for the annual period ended December 31, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2003

By: /s/ Patrick J. Mitchell
Name: Patrick J. Mitchell
Title: Chairman of the Board and Chief Executive Officer

By: /s/Cynthia B. Koenig
Name: Cynthia B. Koenig
Title: Senior Vice President and Chief Financial Officer